UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

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BLUEGREEN VACATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09292	03-0300793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 912-8000

Not Applicable

(Former name or former address, if changed since last report.)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BXG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Bluegreen Vacations Corporation (the “Company”) approved the appointment of Raymond S. Lopez as Executive Vice President, Chief Financial Officer & Treasurer of the Company, effective September 30, 2019. Mr. Lopez will succeed Anthony M. Puleo, who will retire on September 30, 2019 after serving as the Company’s Executive Vice President, Chief Financial Officer & Treasurer since 2005. From 1997 through 2005, Mr. Puleo has also served as the Company’s Chief Accounting Officer. Mr. Puleo will remain with the Company in a consulting role as Advisor to the Chief Executive Officer.

Mr. Lopez, age 44, will continue to serve as Executive Vice President and Chief Financial Officer of BBX Capital Corporation (“BBX Capital”), the owner of 90.3% of the Company’s common stock.  Prior to joining BBX Capital, Mr. Lopez served as Chief Accounting Officer of the Company from 2005 through 2015 and as Controller from 2004 to 2005. Mr. Lopez is a Certified Public Accountant and holds a B.S. in Accounting.

Mr. Lopez will receive an initial annual base salary of $575,000 and will be entitled to receive an annual incentive bonus equal to his base salary.  He will also participate in the long-term incentive compensation program based on criteria approved by the Company’s Compensation Committee and may receive additional discretionary bonuses.  Mr. Lopez will continue to receive compensation from BBX Capital for his services for that company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2019	BLUEGREEN VACATIONS CORPORATION

By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Executive Vice President, Chief Financial Officer and Treasurer, President Bluegreen Treasury Services